

CARTER VALIDUS® MISSION CRITICAL REIT

Supplemental Data - 2Q 2019

Safe Harbor

Forward-Looking Statements

Certain statements contained herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will" and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the Company's expectations include those described under the section entitled "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and subsequent quarterly reports filed on Form 10-Q filed with the Securities and Exchange Commission. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company's filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles ("GAAP"). These items include earnings before interest, income taxes, depreciation and amortization for real estate ("EBITDAre"); funds from operations ("FFO"); modified funds from operations ("MFFO"); net debt; net debt leverage ratio; and net operating income ("NOI"). Refer to the Glossary for a detailed explanation of terms appearing in the supplement. Management considers each item an important supplemental measure of operating performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of our performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financing activities as measures of profitability and/or liquidity, computed in accordance with GAAP.

Key Statistics

(Amounts in thousands, except share data)

Selected Balance Sheet Data	2Q19	1Q19	4Q18	3Q18	2Q18
Total Real Estate, Net	$ 868,585	$ 873,960	$ 879,337	$ 885,441	$ 891,162
Total Assets	1,013,470	1,011,741	1,023,516	1,056,717	1,062,686
Total Liabilities	298,653	274,396	260,796	287,588	289,065
Selected Operating Data					
Total Rental Revenue	$ 20,373	$ 20,916	$ 20,149	$ 17,496	$ 17,182
Total Rental Expenses	1,949	1,609	2,602	2,663	2,960
Interest and Other Expense, Net	2,806	3,071	3,131	3,256	4,050
Net (Loss) Income Attributable to Common Stockholders	(201)	2,148	2,060	5,570	5,642
Funds from Operations	7,106	10,941	10,509	8,806	7,834
Modified Funds from Operations	2,517	6,608	7,314	7,544	6,643
Financial Ratios					
Net Debt Leverage Ratio	19.3%	18.2%	16.0%	17.3%	18.5%
Adjusted Interest Coverage Ratio	0.9x	1.7x	1.7x	2.7x	2.5x
Net Debt to EBITDAre[1] Ratio	5.5x	3.7x	3.4x	4.1x	4.6x
Weighted Average Shares Outstanding					
Basic	179,408,235	180,618,895	182,656,235	181,260,431	181,128,292
Diluted	179,408,235	180,641,395	182,678,735	181,282,589	181,128,292

1. EBITDAre is annualized based on actual quarter EBITDAre.

CARTER VALIDUS MISSION CRITICAL REIT

Condensed Consolidated Balance Sheets

(Amounts in thousands, except share data)

	(Unaudited) June 30, 2019	December 31, 2018
ASSETS		
Real estate:		
Land	$ 72,451	$ 72,700
Buildings and improvements, less accumulated depreciation of $112,894 and $100,897, respectively	796,134	806,637
Total real estate, net	868,585	879,337
Cash and cash equivalents	28,202	43,133
Acquired intangible assets, less accumulated amortization of $25,288 and $23,822, respectively	54,675	59,681
Right-of-use assets - operating leases	16,103	—
Other assets, net	45,905	40,964
Assets of discontinued operations, net	—	401
Total assets	$ 1,013,470	$ 1,023,516
LIABILITIES AND STOCKHOLDERS' EQUITY		
Liabilities:		
Notes payable, net of deferred financing costs of $65 and $75, respectively	$ 17,654	$ 36,214
Credit facility	231,000	190,000
Accounts payable due to affiliates	1,289	1,329
Accounts payable and other liabilities	17,982	16,703
Acquired intangible liabilities, less accumulated amortization of $5,330 and $5,712, respectively	10,920	16,537
Operating lease liabilities	19,808	—
Liabilities of discontinued operations, net	—	13
Total liabilities	298,653	260,796
Stockholders' equity:		
Preferred stock, $0.01 par value per share, 50,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $0.01 par value per share, 300,000,000 shares authorized; 204,769,944 and 203,114,678 shares issued, respectively; 179,208,640 and 183,081,839 shares outstanding, respectively	1,792	1,831
Additional paid-in capital	1,592,381	1,612,969
Accumulated distributions in excess of earnings	(879,133)	(852,505)
Accumulated other comprehensive (loss) income	(223)	425
Total stockholders' equity	714,817	762,720
Total liabilities and stockholders' equity	$ 1,013,470	$ 1,023,516

Condensed Consolidated Statements of Comprehensive (Loss) Income

(Amounts in thousands, except share data and per share amounts)

	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Revenue:				
Rental revenue	$ 20,373	$ 17,182	$ 41,289	$ 18,717
Expenses:				
Rental expenses	1,949	2,960	3,558	5,960
General and administrative expenses	6,112	1,268	9,003	2,877
Asset management fees	2,400	2,479	4,804	4,944
Depreciation and amortization	7,304	7,245	16,097	36,066
Impairment loss on real estate	-	5,831	-	5,831
Loss (gain) on real estate dispositions	3	(218)	3	(218)
Total expenses	17,768	19,565	33,465	55,460
Income (loss) from operations	2,605	(2,383)	7,824	(36,743)
Other expense:				
Interest expense, net	(2,806)	(2,984)	(5,877)	(5,198)
Provision for loan losses	-	(989)	-	(2,179)
Total other expense	(2,806)	(3,973)	(5,877)	(7,377)
(Loss) income from continuing operations	(201)	(6,356)	1,947	(44,120)
Income from discontinued operations	-	11,950	-	32,483
Net (loss) income	(201)	5,594	1,947	(11,637)
Net loss attributable to noncontrolling interests in consolidated partnerships	-	48	-	48
Net (loss) income attributable to common stockholders	$ (201)	$ 5,642	$ 1,947	$ (11,589)
Other comprehensive (loss) income:				
Unrealized (loss) income on interest rate swaps, net	$ (362)	$ (212)	$ (648)	$ 424
Other comprehensive (loss) income	(362)	(212)	(648)	424
Comprehensive (loss) income	(563)	5,382	1,299	(11,213)
Comprehensive loss attributable to noncontrolling interests in consolidated partnerships	-	48	-	48
Comprehensive (loss) income attributable to common stockholders	$ (563)	$ 5,430	$ 1,299	$ (11,165)
Weighted average number of common shares outstanding:				
Basic	179,408,235	181,128,292	180,010,221	183,388,291
Diluted	179,408,235	181,128,292	180,032,622	183,388,291
Net (loss) income per common share attributable to common stockholders:				
Basic:				
Continuing operations	$ -	$ (0.04)	$ 0.01	$ (0.24)
Discontinued operations	-	0.07	-	0.18
Net (loss) income attributable to common stockholders	$ -	$ 0.03	$ 0.01	$ (0.06)
Diluted:				
Continuing operations	$ -	$ (0.04)	$ 0.01	$ (0.24)
Discontinued operations	-	0.07	-	0.18
Net (loss) income attributable to common stockholders	$ -	$ 0.03	$ 0.01	$ (0.06)
Distributions declared per common share	$ 0.08	$ 0.10	$ 0.16	$ 3.29

CARTER VALIDUS® MISSION CRITICAL REIT

Debt

Debt Summary ($ in millions)

	As of June 30, 2019		
	Amount	Rate[1]	% of Total
Fixed rate debt			
Note payable, fixed through interest rate swap	$ 17.7	4.8%	7.1%
Variable rate debt[2]			
Revolving line of credit	231.0	4.2%	92.9%
Total principal debt	$ 248.7	4.2%	100.0%

Debt Maturities ($ in millions)[3]



$250M
$200M
$150M
$100M
$50M
$0M
$231
$16
2019
2020
2021
2022
2023
2024
2025+
Note Payable, Fixed Through Interest Rate Swap
Revolving Line of Credit - Variable

As of June 30, 2019

1. Weighted average interest rate as of June 30, 2019.
2. LIBOR plus an applicable margin based on the company's debt agreements.
3. Excludes principal payments.

CARTER VALIDUS MISSION CRITICAL REIT

Same Store NOI & Occupancy Trends



25.0
20.0
15.0
10.0
5.0
0.0
NOI ($ in millions)
95.0%
90.0%
85.0%
80.0%
75.0%
70.0%
65.0%
End of Period Occupancy (%)
91.4%
91.6%
91.5%
91.5%
77.0%
$14.2
$14.9
$17.6
$19.3
$18.4
2Q18
3Q18
4Q18
1Q19
2Q19

60 Properties [1]

1. Each quarter's results based on properties owned as of April 1, 2018. Properties under development are not included.

CARTER VALIDUS MISSION CRITICAL REIT

Portfolio Overview

Total Real Estate Investments:[1] $1.164 Billion

Tenant Credit Concentrations[2]


Investment Grade Rated Tenant/Guarantor
Non-Investment Grade Tenant/Guarantor
Non-Rated Tenant/Guarantor [3]
23.5%
16.9%
59.6%

Occupancy Rate:[4]	**91.5%**
Remaining Lease Term:[5]	**11.8 Years**
Rent Escalation:[5]	**2.4%**

Number of Properties:	**60**
Net Asset Value Per Share:[6]	**$5.33**
Annualized Distribution Rate:[6]	**6.0%**

1. Based on aggregate contract purchase price, acquisition costs and additional capital expenditures as of June 30, 2019.
2. Based on total rental revenue for the three months ended June 30, 2019.
3. Approximately 4.6% of our non-rated tenants were affiliates of companies having an investment grade credit rating.
4. Weighted average occupancy rate based on rentable square footage as of June 30, 2019.
5. Weighted average remaining lease term and weighted average rent escalation are based on leased square footage as of June 30, 2019.
6. The estimated net asset value per share of $5.33 was calculated based on June 30, 2018, data and effective as of October 1, 2018.

Portfolio Geography



Properties per Market

SINGLE HEALTHCARE PROPERTY

MULTIPLE HEALTHCARE PROPERTIES

As of June 30, 2019

Portfolio Statistics

Healthcare ($ in thousands) [1]

	Three Months Ended June 30		Six Months Ended June 30	
	2019	**2018**	**2019**	**2018**
Rental Revenue	$ 20,373	$ 17,182	$ 41,289	$ 18,717
Rental Expenses	(1,949)	(2,960)	(3,558)	(5,960)
Total Net Operating Income	$ 18,424	$ 14,222	$ 37,731	$ 12,757
NOI Margin	90.4%	82.8%	91.4%	68.2%
NOI Yield [2]	6.3%	4.9%	6.5%	2.2%
As of June 30				
Rentable Square Feet			2,572,713	2,577,603
Number of Properties			60	61
Weighted Average Annualized Base Rent per Leased Square Foot [3]			$ 29.64	$ 31.94
Weighted Average Remaining Lease Term			11.8 yrs	12.7 yrs
Weighted Average Occupancy			91.5%	91.4%

1. The company sold its last data center property in July 2018.
2. Calculated using annualized NOI for the three and six months ended June 30, 2019 and 2018, respectively.
3. Weighted average annualized base rent per square foot does not include the Board of Regents at the University of Texas, the tenant at UTMB Health Clear Lake Campus, because they were in a free rent period. The free rent period ended in June 2019.

Portfolio Diversification

Top 10 Markets based on Annualized Base Rent[1]

Top 10 Markets[1]	As of June 30, 2019 Rentable Sq. Ft.	As of June 30, 2019 % Leased[2]	As of June 30, 2018 Rentable Sq. Ft.	As of June 30, 2018 % Leased[2]
San Antonio	331,352	96.7%	331,352	95.6%
Akron	191,269	100.0%	191,269	100.0%
Dallas	368,472	45.9%	368,472	45.9%
Lubbock	102,143	100.0%	102,143	100.0%
Hammond	86,835	100.0%	86,835	100.0%
Lafayette	73,824	100.0%	73,824	100.0%
St. Louis	88,737	100.0%	88,737	100.0%
Fort Myers	94,783	100.0%	94,783	100.0%
Victoria	63,049	100.0%	63,049	100.0%
Providence	163,601	100.0%	163,601	100.0%
Total	**1,564,065**	**86.6%**	**1,564,065**	**86.3%**

Top 10 Geographic Diversification[1,3]



San Antonio 14.2%
Akron 10.7%
Dallas 7.3%
Lubbock 6.0%
Hammond 5.7%
Lafayette 5.4%
St. Louis 5.4%
Fort Myers 4.8%
Victoria 4.3%
Providence 4.3%

Property Diversification[4]



Inpatient Rehabilitation Facility 16.7%
Long Term Acute Care Hospital 21.3%
Specialty Hospital 25.8%
Ambulatory Surgery Center 2.9%
Diagnostic/Radiology Therapy Center 10.8%
IMF/MOB 22.5%

1. Top ten markets based on annualized June 2019 base rent.
2. Weighted average occupancy based on rentable square feet.
3. Percentages represent each top 10 market's annualized June 2019 base rent compared to total of all markets' annualized June 2019 base rent.
4. Based on annualized June 2019 base rent.

CARTER VALIDUS MISSION CRITICAL REIT

Lease Expirations and Tenant Concentration

Lease Expirations (all tenants)



$50.00M
$45.00M
$40.00M
$35.00M
$30.00M
$25.00M
$20.00M
$15.00M
$10.00M
$5.00M
$.00M
1,800,000
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
0
Square Feet
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
Thereafter
Annualized June 2019 Base Rent[1]
Amount of Expiring Square Feet

Top 10 Tenants based on Annualized Base Rent

Tenant Name[2]	Annualized June 2019 Base Rent	% of Total Portfolio
Post Acute Medical, LLC	$ 12,148,975	20.7%
21st Century Oncology, Inc.	8,352,458	14.3%
Surgery Partners, Inc.	6,705,939	11.4%
Select Medical Corporation	4,554,496	7.8%
Confidential Healthcare Tenant #3	4,113,108	7.0%
MSH Partners, LLC	2,695,921	4.6%
Confidential Healthcare Tenant #2	2,601,855	4.4%
Confidential Healthcare Tenant #11	2,503,405	4.3%
Tenet Healthcare Corporation	2,158,056	3.7%
Hammond Surgical Hospital, LLC	2,067,063	3.5%
Total	**$ 51,265,439**	**81.7%**

1. The Board of Regents at the University of Texas, the tenant at UTMB Health Clear Lake Campus, and Ethicus Hospital, the tenant at Grapevine Hospital, are included in this chart using annualized base rent calculated from expected rents for December 2019 and April 2020, respectively, due to free rent periods in June 2019.
2. Includes tenants under common control.

CARTER VALIDUS MISSION CRITICAL REIT

Portfolio

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
21st Century Oncology - Bonita Springs	Fort Myers	FL	9,800	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Crestview	Destin	FL	5,685	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - El Segundo	Los Angeles	CA	12,163	4/20/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Fairlea	Martinsburg	WV	5,200	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Fort Myers I	Fort Myers	FL	32,148	3/31/2015	100.0%	MOB/IMF	Outpatient
21st Century Oncology - Fort Myers II	Fort Myers	FL	47,089	3/31/2015	100.0%	MOB/IMF	Outpatient
21st Century Oncology - Fort Walton Beach	Destin	FL	9,017	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Frankfort	Lexington	KY	4,000	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Henderson	Las Vegas	NV	6,685	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Jacksonville	Jacksonville	FL	13,082	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Lakewood Ranch	Sarasota	FL	10,919	4/20/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Las Vegas	Las Vegas	NV	6,963	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Lehigh Acres	Fort Myers	FL	5,746	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Palm Desert	Riverside	CA	6,963	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Rancho Mirage	Riverside	CA	7,432	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Santa Rosa Beach	Destin	FL	5,000	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
21st Century Oncology - Yucca Valley	Riverside	CA	12,240	3/31/2015	100.0%	Diagnostic/Radiology Therapy Center	Outpatient
Akron General Integrated Medical Facility	Akron	OH	38,564	8/23/2013	100.0%	MOB/IMF	Outpatient
Akron General Medical Center	Akron	OH	98,705	12/28/2012	100.0%	MOB/IMF	Outpatient
Baylor Medical Center	Dallas	TX	62,390	8/29/2012	100.0%	Specialty Hospital	Inpatient
Christus Cabrini Surgery Center	Alexandria	LA	15,600	7/31/2013	100.0%	Ambulatory Surgery Center	Outpatient
Cypress Pointe Surgical Hospital	Hammond	LA	63,000	3/14/2014	100.0%	Specialty Hospital	Inpatient
Dermatology Assoc-Development Dr	Green Bay	WI	5,838	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Green Bay Rd	Green Bay	WI	3,100	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Murray St	Green Bay	WI	4,178	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-N Lightning Dr	Appleton	WI	7,552	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Randolph Ct	Green Bay	WI	7,987	9/15/2014	100.0%	MOB/IMF	Outpatient

Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Dermatology Assoc-Riverview Dr	Green Bay	WI	7,552	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-Scheuring Rd	Green Bay	WI	7,100	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-State Rd 44	Oshkosh	WI	8,717	9/15/2014	100.0%	MOB/IMF	Outpatient
Dermatology Assoc-York St	Green Bay	WI	36,090	9/15/2014	100.0%	MOB/IMF	Outpatient
Fresenius Healthcare Facility	Elkhart	IN	15,462	6/11/2013	100.0%	MOB/IMF	Outpatient
Grapevine Hospital	Dallas	TX	61,400	2/25/2013	100.0%	Long Term Acute Care Hospital	Inpatient
Houston Surgery Center	Houston	TX	16,217	11/28/2012	100.0%	Ambulatory Surgery Center	Outpatient
HPI Integrated Medical Facility	Oklahoma City	OK	34,970	6/28/2012	100.0%	MOB/IMF	Outpatient
Lafayette Surgical Hospital	Lafayette	LA	73,824	9/19/2014	100.0%	Specialty Hospital	Inpatient
Landmark Hospital of Savannah	Savannah	GA	48,184	1/15/2015	100.0%	Long Term Acute Care Hospital	Inpatient
Legent Orthopedic and Spine Hospital	San Antonio	TX	82,316	8/29/2013	100.0%	Specialty Hospital	Inpatient
Lubbock Heart Hospital	Lubbock	TX	102,143	12/20/2013	100.0%	Specialty Hospital	Inpatient
Physicians' Specialty Hospital	Fayatteville	AR	55,740	6/28/2013	100.0%	Specialty Hospital	Inpatient
Post Acute Medical - Covington	New Orleans	LA	43,250	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - Hammond	Hammond	LA	23,835	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - New Braunfels	San Antonio	TX	27,971	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute Medical - Victoria I	Victoria	TX	34,297	5/23/2016	100.0%	Inpatient Rehabilitation Facility	Inpatient
Post Acute Medical - Victoria II	Victoria	TX	28,752	5/23/2016	100.0%	Long Term Acute Care Hospital	Inpatient
Post Acute/Warm Springs Rehab Hospital	San Antonio	TX	50,000	9/6/2013	100.0%	Inpatient Rehabilitation Facility	Inpatient
Rhode Island Rehabilitation Healthcare Facility	Providence	RI	92,944	8/28/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
San Antonio Healthcare Facility	San Antonio	TX	57,929	9/12/2014	75.0%	MOB/IMF	Outpatient
Select Medical - Akron	Akron	OH	54,000	8/29/2014	100.0%	Long Term Acute Care Hospital	Inpatient
Select Medical - Bridgeton	St. Louis	MO	66,914	8/29/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
Select Medical - Frisco	Dallas	TX	45,500	8/29/2014	100.0%	Inpatient Rehabilitation Facility	Inpatient
St. Louis Surgical Center	St. Louis	MO	21,823	2/9/2012	100.0%	Ambulatory Surgery Center	Outpatient
Stonegate Medical Center	Austin	TX	27,375	3/30/2012	100.0%	MOB/IMF	Outpatient
UTMB Health Clear Lake Campus	Houston	TX	373,070	7/11/2014	100.0%	Acute Care Hospital	Inpatient
Valley Baptist Wellness Center	Brownsville	TX	38,111	8/16/2013	100.0%	MOB/IMF	Outpatient

Portfolio (continued)

Property Description	Market	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype	Inpatient/ Outpatient
Vibra Denver Hospital	Denver	CO	131,210	9/28/2012	100.0%	Long Term Acute Care Hospital	Inpatient
Vibra New Bedford Hospital	Providence	MA	70,657	10/22/2012	100.0%	Long Term Acute Care Hospital	Inpatient
Walnut Hill Medical Center	Dallas	TX	199,182	2/25/2014	0.0%	Acute Care Hospital	Inpatient
Warm Springs Rehabilitation Hospital	San Antonio	TX	113,136	11/27/2013	100.0%	Inpatient Rehabilitation Facility	Inpatient
Wilkes-Barre Healthcare Facility	Scranton	PA	15,996	5/31/2013	100.0%	MOB/IMF	Outpatient

As of June 30, 2019

Net Debt & EBITDAre Reconciliation

(Amounts in thousands)

	As of June 30, 2019	As of March 31, 2019	As of December 31, 2018	As of September 30, 2018	As of June 30, 2018
Total debt	$ 248,719	$ 235,819	$ 226,289	$ 252,160	$ 252,345
Less: Cash and cash equivalents	28,202	28,015	43,133	53,895	37,787
Net debt	**$ 220,517**	**$ 207,804**	**$ 183,156**	**$ 198,265**	**$ 214,558**

	Three Months Ended June 30, 2019	Three Months Ended March 31, 2019	Three Months Ended December 31, 2018	Three Months Ended September 30, 2018	Three Months Ended June 30, 2018
Net (loss) income	$ (201)	$ 2,148	$ 2,053	$ 5,603	$ 5,594
Total interest expense, adjusted	2,921	3,123	3,131	3,256	3,843
Depreciation and amortization	7,304	8,793	7,692	7,243	7,245
Impairment loss on real estate	-	-	757	-	5,831
Loss (gain) on real estate dispositions	3	-	-	(4,007)	(10,884)
EBITDAre	**$ 10,027**	**$ 14,064**	**$ 13,633**	**$ 12,095**	**$ 11,629**
Annualized EBITDAre	**$ 40,108**	**$ 56,246**	**$ 54,532**	**$ 48,380**	**$ 46,516**
Net debt to annualized EBITDAre	**5.5x**	**3.7x**	**3.4x**	**4.1x**	**4.6x**
Reconciliation of total interest expense, adjusted:					
Continuing operations					
Interest on notes payable	$ 214	$ 305	$ 492	$ 579	$ 1,071
Interest on unsecured credit facility	2,451	2,247	2,067	2,160	2,354
Amortization of deferred financing costs	262	571	572	525	534
Capitalized interest	(6)	-	-	(8)	(116)
Cash deposits interest	(115)	(52)	-	-	-
Loss on debt extinguishment	-	-	-	-	207
Total interest expense, net, as reported	**$ 2,806**	**$ 3,071**	**$ 3,131**	**$ 3,256**	**$ 4,050**
Adjustment:					
Cash deposits interest	115	52	-	-	-
(Loss) on debt extinguishment	-	-	-	-	(207)
Total interest expense, adjusted	**$ 2,921**	**$ 3,123**	**$ 3,131**	**$ 3,256**	**$ 3,843**

CARTER VALIDUS MISSION CRITICAL REIT

FFO and MFFO Reconciliation

(Amounts in thousands, except share data and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,	
	2019	2018	2019	2018
Net (loss) income attributable to common stockholders	$ (201)	$ 5,642	$ 1,947	$ (11,589)
Adjustments:				
Depreciation and amortization [1]	7,304	7,245	16,097	36,066
Impairment loss on real estate	-	5,831	-	5,831
Gain on real estate dispositions from discontinued operations	-	(10,666)	-	(29,244)
Loss (gain) on real estate dispositions from continuing operations	3	(218)	3	(218)
FFO attributable to common stockholders	$ 7,106	$ 7,834	$ 18,047	$ 846
Adjustments:				
Amortization of intangible assets and liabilities [2]	(148)	(223)	(714)	(450)
Amortization of operating leases	29	-	57	-
Straight-line rent [3]	(4,470)	(1,175)	(8,265)	13,941
Loss on debt extinguishment	-	207	-	207
MFFO attributable to common stockholders	$ 2,517	$ 6,643	$ 9,125	$ 14,544
Weighted average common shares outstanding - basic	179,408,235	181,128,292	180,010,221	183,388,291
Weighted average common shares outstanding - diluted	179,408,235	181,128,292	180,032,622	183,388,291
Weighted average common shares outstanding - diluted for FFO	179,430,784	181,146,292	180,032,622	183,406,291
Net (loss) income per common share - basic	$ -	$ 0.03	$ 0.01	$ (0.06)
Net (loss) income per common share - diluted	$ -	$ 0.03	$ 0.01	$ (0.06)
FFO per common share - basic	$ 0.04	$ 0.04	$ 0.10	$ -
FFO per common share - diluted	$ 0.04	$ 0.04	$ 0.10	$ -

1. During the six months ended June 30, 2019, we wrote off one in-place lease intangible asset in the amount of approximately $1,469,000 by accelerating the amortization of the intangible asset related to a tenant that is experiencing financial difficulties. During the six months ended June 30, 2018, we wrote off one in-place lease intangible asset in the amount of approximately $21,296,000 by accelerating the amortization of the intangible asset related to a tenant that was experiencing financial difficulties.
2. Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment, However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the six months ended June 30, 2019, we wrote off one below-market lease intangible liability in the amount of approximately $407,000 by accelerating the amortization of the intangible liability related to one of our tenants experiencing financial difficulties.
3. Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays, if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the six months ended June 30, 2019, we wrote off approximately $775,000 of straight-line rent related to a tenant that is experiencing financial difficulties. During the six months ended June 30, 2018, we wrote off approximately $17,628,000 of straight-line rent related to a former tenant that was experiencing financial difficulties. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

CARTER VALIDUS MISSION CRITICAL REIT

NOI Reconciliation

(Amounts in thousands)	Three Months Ended June 30, 2019	Three Months Ended June 30, 2018	Six Months Ended June 30, 2019	Six Months Ended June 30, 2018
Rental revenue	$ 20,373	$ 17,182	$ 41,289	$ 18,717
Rental expenses	1,949	2,960	3,558	5,960
Net operating income from continuing operations	18,424	14,222	37,731	12,757
Expenses:				
General and administrative expenses	6,112	1,268	9,003	2,877
Asset management fees	2,400	2,479	4,804	4,944
Depreciation and amortization	7,304	7,245	16,097	36,066
Impairment loss on real estate	-	5,831	-	5,831
Loss (gain) on real estate dispositions	3	(218)	3	(218)
Income (loss) from operations	2,605	(2,383)	7,824	(36,743)
Other Expenses:				
Interest expense, net	(2,806)	(2,984)	(5,877)	(5,198)
Provision for loan losses	-	(989)	-	(2,179)
(Loss) income from continuing operations	(201)	(6,356)	1,947	(44,120)
Income from discontinued operations	-	11,950	-	32,483
Net (loss) income attributable to common stockholders	$ (201)	$ 5,594	$ 1,947	$ (11,637)

CARTER VALIDUS MISSION CRITICAL REIT

Glossary



Annualized Base Rent is the sum of each property's last month of base rent in the period multiplied by twelve, unless otherwise specified.

EBITDAre is a supplemental performance measure promulgated by the National Association of Real Estate Investment Trusts ("NAREIT") known as Earnings Before Interest, Income Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). NAREIT defines EBITDAre as net income or loss computed in accordance with GAAP, adjusted for interest expense, income tax expense (benefit), depreciation and amortization, impairment write-downs on real estate, gains or losses from disposition of property and our pro rata share of EBITDAre adjustments related to unconsolidated partnerships and joint ventures.

Funds from Operations ("FFO") is defined consistent with the NAREIT definition, as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect FFO on the same basis. The Company's management, along with others in the real estate industry, consider FFO to be an appropriate supplemental measure of a REIT's operating performance because it is based on a net income analysis of property portfolio performance that excludes non-cash items such as depreciation and amortization and asset impairment write-downs, which the Company believes provides a more complete understanding of its performance to investors and to its management, and when compared year over year, reflects the impact on the Company's operations from trends in occupancy.

Interest Coverage Ratio is the ratio of earnings before interest and income taxes ("EBIT") expressed as a multiple of Total Interest Expense, Adjusted.

Modified Funds from Operations ("MFFO") is defined consistent with the Institute of Portfolio Alternative's ("IPA") definition in its Practice Guideline: FFO further adjusted for the following items included in the determination of GAAP net income; acquisition fees and expenses; amounts related to straight-line rental income and amortization of above and below intangible lease assets and liabilities; accretion of discounts and amortization of premiums on debt investments; mark-to-market adjustments included in net income; nonrecurring gains or losses included in net income from the extinguishment or sale of debt, hedges, foreign exchange, derivatives or securities holdings where trading of such holdings is not fundamental attribute of the business plan, unrealized gains or losses resulting from consolidation from, or deconsolidation to, equity accounting, adjustments related to contingent purchase price obligations where such adjustments have been included in the derivation of GAAP net income, and after adjustments for a consolidated and unconsolidated partnership and joint ventures, with such adjustments calculated to reflect MFFO on the same basis. The Company's MFFO calculation complies with the IPA's Practice Guideline, described above. In calculating MFFO, the Company excludes amortization of above and below-market leases, along with the net of right-of-use assets - operating leases amortization and operating lease liabilities accretion, resulting from above- and below- market ground leases, amounts related to straight-line rents (which are adjusted in order to reflect such payments from a GAAP accrual basis to closer to an expected to be received cash basis of disclosing the rent and lease payment) and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the Company.

Net Asset Value ("NAV") is determined by the Board of Directors and based on the estimated value of the Company's assets, less the estimated value of the Company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation was performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC. The Company can give no assurance that: a stockholder would be able to resell his or her shares at this estimated NAV; a stockholder would ultimately realize distributions per share equal to the Company's estimated per share NAV upon liquidation of the Company's assets and settlement of its liabilities or a sale of the Company; the Company's shares of common stock would trade at the estimated per share NAV on a national securities exchange; a different independent third-party appraiser or other third-party valuation firm would agree with the Company's estimated per share NAV; or the methodology used to estimate the Company's estimated per share NAV would be acceptable to the Financial Industry Regulatory Authority ("FINRA") or for compliance with the Employment Retirement Income Security Act of 1974 ("ERISA") reporting requirements. Similarly, the amount a stockholder may receive upon repurchase of his or her shares, if he or she is eligible to participate in the Company's share repurchase program, may be greater than or less than the amount a stockholder paid for the shares, regardless of any increase in the underlying value of any assets owned by the Company.

Net Debt & Net Debt Leverage Ratio are not recognized as financial measures under GAAP; however, management believes net debt leverage ratio is a key financial measure and uses it to assess the borrowing capacity of the Company. The Company defines its net debt leverage ratio as net debt (principal debt outstanding less cash and cash equivalents) divided by total fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after the respective dates.

Net Operating Income ("NOI"), a non-GAAP financial measure, is defined as total revenues, less rental expenses, which excludes depreciation and amortization, general and administrative expenses, acquisition related expenses, asset management fees and interest and other expense, net. The Company believes that net operating income serves as a useful supplement to net income because it allows investors and management to measure unlevered property-level operating results and to compare operating results to the operating results of other real estate companies between periods on a consistent basis. Net operating income should not be considered as an alternative to net income determined in accordance with GAAP as an indicator of financial performance, and accordingly, the Company believes that in order to facilitate a clear understanding of the consolidated historical operating results, net operating income should be examined in conjunction with net income as presented in the consolidated financial statements and data included on the Company's Annual Report on Form 10-K filed with the SEC on March 22, 2019, and subsequent quarterly filings on form 10-Q.

NOI Yield is calculated as net operating income to fair market value of real estate-related investments (calculated as of June 30, 2018), plus total aggregate purchase price of investments acquired after that date.

Occupancy Rate is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

Same Store Properties are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. The Company generates the majority of its NOI from property operations. To evaluate properties on a comparable basis, management analyzes the NOI from same store properties. By doing so, management is able to monitor the core operations of the portfolio and determine the effects of new acquisitions on net income.

Remaining Lease Term is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

Rent Escalation is a weighted average calculation of the portfolio's rent escalations based on leased square footage.

Total Investments is based on aggregate contract purchase price, acquisition costs and additional capital expenditures.